Subsequent Event	9 Months Ended	12 Months Ended
	Oct. 28, 2012	Jan. 29, 2012
Subsequent Event

NOTE 15 — SUBSEQUENT EVENTS

On November 8, 2012, the Company redeemed $930 million of its outstanding 13.5% Senior Subordinated Notes at a premium of 103.375% plus $23 million of accrued interest. As a result, in the fourth quarter of fiscal 2012, the Company will report a $37 million loss on extinguishment, which includes a $31 million premium payment to redeem the 13.5% Senior Subordinated Notes and $5 million to write-off the pro-rata portion of the unamortized deferred debt costs. Subsequent to the redemption, $889 million of the Company’s 13.5% Senior Subordinated Notes remains outstanding. Affiliates of the Equity Sponsors that hold the Company’s 13.5% Senior Subordinated Notes had such notes redeemed on a pro-rata basis, such that subsequent to the redemption, they beneficially own approximately $348 million aggregate principal amount, or 39%, of the Company’s 13.5% Senior Subordinated Notes.

On November 14, 2012, the Company entered into an agreement to purchase substantially all of the assets of Water Products of Oklahoma, Inc., Arkansas Water Products, LLC, and Municipal Water Works Supply, LP. These businesses distribute water, sewer, gas and related products, such as pipes, values, fittings, hydrants, pumps and meters, and offer maintenance products and repair services primarily to municipalities and contractors. The businesses will be operated as part of the Waterworks segment. The transaction closed in December 2012.

NOTE 18—SUBSEQUENT EVENTS

Disposition

On March 26, 2012, the Company sold all of the issued and outstanding equity interests in its IPVF business to Shale-Inland Holdings LLC for approximately $469 million. In accordance with ASC 205-20, Discontinued Operations, the results of the IPVF operations are classified as discontinued operations. The presentation of discontinued operations includes revenues and expenses of the discontinued operations and gain on the sale of businesses, net of tax, as one line item on the Consolidated Statements of Operations. All Consolidated Statements of Operations presented have been revised to reflect this presentation.

Refinancing Transactions (unaudited)

On April 12, 2012, HD Supply, Inc. consummated the following transactions (the “Refinancing Transactions”) in connection with the refinancing of the senior portion of its debt structure:

•	the issuance of $950 million of its 8.125% Senior Secured First Priority Notes due 2019 (the “First Priority Notes”);

•	the issuance of $675 million of its 11% Senior Secured Second Priority Notes due 2020 (the “Second Priority Notes”);

•	the issuance of approximately $757 million of its 14.875% Senior Notes due 2020 (the “Senior Notes”);

•	entry into a new senior term facility (the “Senior Term Facility”) maturing in 2017 and providing for term loans in an aggregate principal amount of $1 billion; and

•

entry into a new senior asset based lending facility (the “ABL Facility”) maturing in 2017 and providing for senior secured revolving loans and letters of credit of up to a maximum aggregate principal amount of $1.5 billion.

The proceeds of the First Priority Notes, the Second Priority Notes, the Senior Notes, the Senior Term Facility and the ABL Facility were used to (i) repay all amounts outstanding under the Senior Secured Credit Facility, (ii) repay all amounts outstanding under the ABL Credit Facility, (iii) repurchase all remaining outstanding 12.0% Senior Notes and (iv) pay related fees and expenses.

Acquisition (unaudited)

On June 29, 2012, the Company purchased Peachtree Business Products LLC for approximately $196 million. Headquartered in Marietta, Georgia, Peachtree Business Products specializes in customizable business and property marketing supplies, serving residential and commercial property managers, medical facilities, schools and universities, churches and funeral homes. Peachtree Business Products LLC will be operated as part of the Company’s Facilities Maintenance segment.